                        SHARE SUBSCRIPTION, SHARE OPTION
                           AND SHAREHOLDERS AGREEMENT


                  THIS AGREEMENT, is made the 10th day of June, 1998, BETWEEN RSL COM Europe, Ltd., whose registered office is at 9 Old Queen Street London SW1H 9JA (the "Company"), RSL Communications, Ltd., a Bermuda corporation whose address for service in the United Kingdom is 9 Old Queen Street London SW1H 9JA (the "Parent"), and Metro Holding AG, a Swiss Corporation whose address for service in the United Kingdom is c/o Memery Crystal 31 Southampton Row, London WC1B 5HT ("Metro").

                  WHEREAS,
                           (A) the Company and Metro desire to enter into a five-year marketing and distribution services agreement (the "Services Agreement") substantially in the form of Exhibit A;

                           (B) the Company has authorized share capital consisting of 10,000,000 shares, par value(pound).01 per share (the "Shares"), and desires, in accordance with and subject to the terms and conditions hereof, to
                                    (a) issue and sell Shares to Metro, and
                                    (b) grant to Metro an option to take up
                                    and acquire additional Shares in the
                                    Company;

                           (C) Metro desires, in accordance with and subject to the terms and conditions hereof, to grant to the Company an option to purchase from Metro and certain affiliates shares in each of TCE Network AG, a Swiss corporation ("TCE"), and Twister Communications Network AG, a Swiss corporation ("TS");

                  NOW, THEREFORE, to implement the foregoing and in consideration of the agreements contained herein, the parties hereby agree as follows:


                                    CLAUSE 1
                                   DEFINITIONS

                  1.1 Certain Definitions. As used in this Agreement and the Schedules hereto, the following terms, not defined elsewhere, have the following meanings:

                  Accepted Call Amount: the meaning given in Clause 8.3.

                  Additional Accepted Call Amount: the meaning given in Clause 8.3.

                  Additional Option: the meaning given in Clause 4.1.

                  Additional Option Aggregate Exercise Price: the meaning given in Clause 4.4(b)(i)(A).

                  Additional Option Completion Date: the meaning given in Clause 4.4(a).

                  Additional Option Exercise Shares: the meaning given in Clause 4.4(a).

                  Additional Option Per Share Exercise Price: the meaning given in Clause 4.1.

                  Additional Option Shares: the meaning given in Clause 4.1.

                  Additional Option Termination Date: the meaning given in Clause 4.2.

                  Affiliate: with respect to any Person, a Person that directly or indirectly through one or more inter-mediaries, controls, is controlled by, or is under common control with such Person. "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

                  Alternative Purchase Completion Date: the meaning given in Clause 3.3(b).

                  Alternative Purchase Notice: the meaning given in Clause
3.3(b).

                  Alternative Purchase Shares Per Share Purchase Price: the meaning given in Clause 3.3(a).

                  Alternative Purchase Shares Purchase Price: the meaning given in Clause 3.3(e)(i)(A).

                  Alternative Purchase Valuation Date: the meaning given in Clause 3.3(b).

                  Applicable Securities Laws: all laws, rules and regulations of any Governmental Entity of competent jurisdiction applicable to any Transfer of Shares, Parent Shares, Telegate Shares or Twister Shares, as the case may be.

                  Appraiser: the meaning given in Clause 9.1.

                  Board: the meaning given in Clause 12.1.

                  Business Day: any day other than a Saturday, a Sunday, or a day on which commercial banking institutions are authorized or required by law to be closed in London.

                  Call Acceptance: the meaning given in Clause 8.3.

                  Capital Call: the meaning given in Clause 8.1.

                  Capital Call Amount: the meaning given in Clause 8.2.

                  Capital Call Completion Date: the meaning given in Clause 8.4(a).

                  Capital Call Notice: the meaning given in Clause 8.2.

                  Capital Call Shares: the meaning given in Clause 8.1.

                  Capital Contributions: the meaning given in Clause 8.1.

                  Commission: the United States Securities and Exchange Commission.

                  Company: the meaning given in the introductory paragraph of this Agreement.

                  Consent: any consent, approval, authorization, order, notice, filing, registration or qualification of or with or waiver from any Person.

                  Covered Shares: any and all of the Subscription Shares, Telegate Exchange Shares, Additional Option Shares, Capital Call Shares and Pre-emptive Shares and any Parent Shares delivered to Metro or Ligapart pursuant to Clause 6.4(b)(ii)(B).

                  Delta Three: the meaning given in Clause 17.1.

                  Earliest Twister Option Completion Date: the meaning given in Clause 7.4(a).

                  Equity Value: the meaning given in Clause 3.3(b).

                  Equity Value Determination Date: in respect of any occasion that a determination of the Equity Value is required pursuant to Clause 3.3(b) or 6.1(b), the date on which the Equity Value is finally determined in accordance with Clause 9.

                  Fully-Diluted TCE Shares: the meaning given in Clause 7.1(b).

                  Fully-Diluted TS Shares: the meaning given in Clause 7.1(b).

                  Governmental Entity: any governmental or regu latory authority, agency, court, commission or other entity, domestic or foreign.

                  Income Tax: any federal, state, provincial, local or foreign income, alternative, minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits or windfall profits tax or other similar tax, estimated tax, duty or other governmental charge or assessment or deficiencies thereof.

                  Independent Appraiser: the meaning given in Clause 9.2.

                  IPO: the meaning given in Clause 6.3(b).

                  Ligapart: the meaning given in Clause 2.3(b)(iii).

                  Lock-Up Period: any period, not to exceed 90 days, during which any holders of Parent Shares are obligated pursuant to or in connection with previously granted registration rights, to refrain from selling such Parent Shares in connection with an underwritten offering of Parent Shares.

                  Material Adverse Effect: with respect to the Company, the Parent or Metro, a material adverse effect (a) on the properties, assets, liabilities, business, financial condition or results of operations of such Person and its Subsidiaries taken as a whole or (b) that would have a material adverse effect on the ability of such Person to consummate the transactions contemplated by this Agreement, the Escrow Agreement or the Services Agreement.

                  Metro: the meaning given in the introductory paragraph of this Agreement.

                  Metro Invested Amount: the meaning given in Clause 7.1(b).

                  Metro Put: the meaning given in Clause 6.1(a).

                  Metro Put Termination Date: the meaning given in Clause 6.2.

                  New Issue Shares: the meaning given in Clause 12.3(a).

                  New Issue Shares Purchase Completion Date: the meaning given in Clause 12.3(d).

                  New Issue Shares Purchaser: the meaning given in Clause
12.3(a).

                  Non-Compete Period: the meaning given in Clause 13.1.

                  Outstanding: when used with reference to Shares, at any date as of which the number of shares thereof is to be determined, all issued Shares except Shares then held in treasury by the Company.

                  Parent: the meaning given in the introductory paragraph of this Agreement.

                  Parent Shares: the meaning given in Clause 5.1.

                  Person: any natural person, firm, partnership, association, corporation, company, trust, business trust, Governmental Entity or other entity.

                  Pre-emptive Right: the meaning given in Clause 12.3(a).

                  Pre-emptive Shares: the meaning given in Clause 12.3(a).

                  Pre-emptive Shares Purchase Notice: the meaning given in Clause 12.3(e).

                  Proportionate Share: the meaning given in Clause
8.3(a)(ii)(B).

                  Prospectus: the prospectus included in any Shelf Registration Statement, including all amendments (including, but not limited to, post-effective amendments) and supplements to such prospectus and all material incorporated by reference in such prospectus.

                  Purchase Price for Subscription Shares: the meaning given in Clause 2.2.

                  Put Completion Date: the meaning given in Clause 6.4(a).

                  Put Exercise Notice: the meaning given in Clause 6.4(a).

                  Put Exercise Price: the meaning given in Clause 6.1(a).

                  Put Exercise Shares: the meaning given in Clause 6.4(a).

                  Put Shares: the meaning given in Clause 6.1(a).

                  Put Valuation Date: the meaning given in Clause 6.1(b).

                  Registrable Parent Shares: Parent Shares delivered pursuant to Clause 6.4(b)(ii)(B) to, and held by, Metro and/or Ligapart or a controlled Affiliate of Metro, provided that any particular Registrable Parent Shares shall cease to be Registrable Parent Shares when (a) a Shelf Registration Statement with respect to the sale of Registrable Parent Share shall become effective under the Securities Act and such Registrable Parent Shares shall have been disposed of in accordance with such Shelf Registration Statement or (b) such Registrable Parent Shares shall have been distributed to the public pursuant to Rule 144 under the Securities Act.

                  Registration Statement: the meaning given in Clause 15.7.

                  Registration Termination Date: the meaning given in Clause 6.6(a).

                  Right of Refusal Holder: the minority shareholder of TCE.

                  Securities Act: the United States Securities Act of 1933, as amended.

                  Selling Holder: in connection with any registration of Registrable Parent Shares pursuant to Clause 6.6, the holder of such Registrable Parent Shares.

                  Services Agreement: the meaning given in WHEREAS Clause (A).

                  Shareholders: the meaning given in Clause 8.1.

                  Shares: the meaning given in WHEREAS Clause (B).

                  Shelf Registration Statement: a registration statement of the Company on the appropriate form filed pursuant to Rule 415 under the Securities Act covering Registrable Parent Shares, including the Prospectus contained therein, all amendments (including, but not limited to, post-effective amendments) and supplements to such registration statement, all exhibits to such registration statements and all material incorporated by reference in such registration statement.

                  Specified Companies: the meaning given in Clause 13.1. Specified Twister Option Completion Date: the meaning given in Clause 7.4(a).

                  Subscribed Amount: the meaning given in Clause 8.3.

                  Subscribing Shareholder: the meaning given in Clause 8.3.

                  Subscription Shares: the meaning given in Clause 2.2.

                  Subsidiary: with respect to any Person (the "First Person"), any other Person (other than a natural person), whether incorporated or unincorporated, of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by the First Person or by one or more of its respective Subsidiaries or by the First Person and any one or more of its respective Subsidiaries.

                  TCE: the meaning given in WHEREAS Clause (C).

                  TCE Option Exercise Price: the meaning given in Clause 7.1(a).

                  TCE Shares: the meaning given in Clause 7.1(a).

                  Telegate: Telegate Holding GmbH.

                  Telegate AG: Telegate Aktiengesellschaft fur telefonische Inforormationsdienste.

                  Telegate Agreement: the Option Agreement dated May 28, 1998 between Metro Vermogensverwaltung GmbH & Co. Kommanditgesellschaft, Walter Telemarketing und Vertrieb GmbH & Co. KG, Invision AG, the Company and RSL Com Deutschland GmbH.

                  Telegate Agreement Notice: the meaning given in Clause 3.3(a).

                  Telegate EBITDA: for any period the consolidated earnings before interest, taxes, depreciation and amortization of Telegate AG for such period, determined on the same basis as used in preparing Telegate AG's audited annual accounts for 1997.

                  Telegate Exchange Shares: the meaning given in Clause 3.1.

                  Telegate Shares: ordinary shares of Telegate representing 25%, on a fully-diluted basis of the Shares of Telegate AG, beneficially owned by Metro and its controlled Affiliates.

                  Transfer: with respect to any property and any Person, any transfer, sale, pledge hypothecation or other disposition of such Property by such Person.

                  TS: the meaning given in WHEREAS Clause (C).

                  TS Option Exercise Price: the meaning given in Clause 7.1(a).

                  TS Shares: the meaning given in Clause 7.1(a).

                  Twister Option: the meaning given in Clause 7.1(a).

                  Twister Option Completion Date: the meaning given in Clause 7.4(a).

                  Twister Option Exercise Notice: the meaning given in Clause 7.4(a).

                  Twister Option Termination Date: the meaning given in Clause 7.2.

                  Twister Right of First Refusal: the right of first refusal in favor of the Right of Refusal Holder with respect to the TCE Shares.

                  Twister Shares: the TCE Shares and the TS Shares.

                  Valuation Notice: the meaning given in Clause 9.1.

                  1.2 Other Definitional Provisions. (a) The words "hereof", "herein" and "hereunder" and words of simi lar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  (b) Terms defined in the singular have the same meaning when used in the plural, and vice versa.

                  (c) References to "Clauses", "Exhibits" and "Schedules" refer to Clauses of, and Exhibits and Schedules to, this Agreement (as each of the same may be amended in accordance with the terms hereof), unless otherwise specified.


                                    CLAUSE 2
                 SERVICES AGREEMENT; PURCHASE AND SALE OF SHARES

                  2.1 Services Agreement. Concurrently herewith, the Company and Metro are entering into the Services Agreement.

                  2.2 Purchase and Sale of Shares. Subject to the terms and conditions hereof, Metro is hereby purchasing from the Company, and the Company is hereby issuing and selling to Metro, 142,857 Shares (the "Subscription Shares") for an aggregate purchase price of $45,000,000 (the "Purchase Price for Subscription Shares").

                  2.3 Deliveries. Concurrently herewith:

                  (a) Metro is:

                           (i) delivering to the Company a duly executed
                  counterpart of the Services Agreement;

                           (ii) paying to the Company the Purchase Price for
                  Subscription Shares in the manner provided in Clause 2.3(b)(ii); and

                           (iii) a written Declaration in the form of Exhibit B
                  hereto dated the date hereof and duly executed by Metro and Metro Vermogensverwaltung GmbH & Co. Kommanditgesellschaft; and

                  (b) the Company is:

                           (i) delivering to Metro a duly executed
                  counterpart of the Services Agreement; and

                           (ii) paying to Metro, in part consideration for the
                  execution and delivery by Metro of the Services Agreement, an aggregate of $45,000,000, which amount shall be retained by the Company as payment in full by Metro of the Purchase Price for the Subscription Shares; and

                           (iii) written confirmation of the entry of Ligapart
                  AG, a wholly owned Subsidiary of Metro ("Ligapart"), in the Company's Register of members, with an undertaking of counsel to the Company that a share certificate registered in the name of Ligapart evidencing the Subscription Shares and bearing the legends set forth in Clause 10 will be delivered to Metro upon issuance; and

                           (iv) an opinion of counsel to the Company, in form
                  and substance satisfactory to Metro, that the Subscription Shares have been duly authorized and, assuming that they have been issued and paid for in accordance with the terms of this Agreement, have been validly issued and are fully paid and nonassessable.


                                    CLAUSE 3
                        EXCHANGE FOR THE TELEGATE SHARES

                  3.1 The Exchange. If the Company shall acquire the Telegate Shares pursuant to the Telegate Agreement, the Company shall issue to Metro as payment in full of the purchase price therefor 89,209 Shares (the "Telegate Exchange Shares") in accordance with this Clause 3. The Company and Metro agree that, pursuant to Clause 2.4 of the Telegate Agreement, Metro shall have the right to require the Company to acquire the Telegate Shares only if the Telegate EBITDA shall have been positive for a three month period ending on or before May 31, 1999.

                  3.2 Completion of the Exchange. On the date on which the Company is to acquire the Telegate Shares pursuant to the Telegate Agreement, subject to the satisfaction or waiver of all conditions to such acquisition thereunder:

                  (a) Metro shall deliver, or cause its Affiliates to deliver, to the Company:

                           (i) a duly executed and notarized public deed,
                  complying with German law, evidencing the transfer of the Telegate Shares to the Company; and

                           (ii) a certificate duly executed by Metro and its
                  Affiliates confirming, (A) with respect to the Telegate Exchange Shares, the representations and warranties set forth in Clauses 16.8, 16.9 and 16.10 and (B) with respect to the Telegate Shares, the representations and warranties set forth in Clause 16.7(b); and

                  (b) the Company shall deliver to Metro:

                           (i) under seal, one or more share certificates
                  representing the Telegate Exchange Shares registered in the name of Metro or, at Metro's request, Ligapart and bearing the legends set forth in Clause 10;

                           (ii) an opinion of counsel to the Company, in form
                  and substance reasonably satisfactory to Metro, that the Telegate Exchange Shares have been duly authorized and, assuming that they have been issued and the Telegate Shares delivered to the Company in accordance with the terms of this Agreement, have been validly issued and are fully paid and nonassessable;

                           (iii) a certificate duly executed by the Company
                  confirming with respect to the Telegate Shares the representations and warranties set forth in Clause 14.8, 14.9 and 14.10.

                  3.3 Alternative Purchase. (a) In the event that on and after June 1, 1999, and prior to December 31, 1999, Metro shall have requested the Company by written notice given in accordance with the Telegate Agreement (a "Telegate Agreement Notice") to acquire the Telegate Shares pursuant to the Telegate Agreement and the Company shall have refused (it being understood that Metro shall not be entitled to require the Company to acquire the Telegate Shares in accordance with the Telegate Agreement and Clause 3.1 subsequent to May 31, 1999), (i) Metro shall have the right to purchase the Telegate Exchange Shares at a purchase price per share determined in accordance with Clause 3.3(b) (the "Alternative Purchase Shares Per Share Purchase Price") and (ii) the Company shall, as Metro may reasonably request, cooperate in effecting a sale of the Telegate Shares to a third party.

                  (b) For the purposes of determining the Alternative Purchase Shares Per Share Purchase Price, following delivery by Metro of an Alternative Purchase Notice (as defined in Clause 3.3(d)), the Company and Metro will cause the equity value of the Company (the "Equity Value") as of the date determined in accordance with Clause 3.3(c) (the "Alternative Purchase Valuation Date") to be determined in accordance with Clause 9. The Alternative Purchase Shares Per Share Purchase Price shall equal the quotient obtained by dividing the Equity Value as of the Alternative Purchase Valuation Date by the number of Shares Outstanding as of the Alternative Purchase Valuation Date.

                  (c) The Alternative Purchase Valuation Date shall be (i) June 30, 1999, if (A) the Telegate EBITDA shall have been positive for the three-month period ending as of the most recent month end prior to the date on which the Telegate Agreement Notice is given and (B) the Telegate Agreement Notice is given on or before September 30, 1999, and (ii) December 31, 1999, in all other cases.

                  (d) Metro may exercise its right to purchase the Telegate Exchange Shares pursuant to this Clause 3.3 by written notice (an "Alternative Purchase Notice") given to the Company within ten days after the Company's refusal to acquire the Telegate Shares following receipt of a Telegate Agreement Notice. The completion of the purchase of the Alternative Purchase Shares pursuant to this Clause 3.3 shall be effected on the date (the "Alternative Purchase Completion Date") that is the fifteenth Business Day after the Equity Value Determination Date in respect of such purchase.

                  (e)      On the Alternative Purchase Completion Date:

                           (i)      Metro shall deliver to the Company:

                           (A) by wire transfer of immediately available funds
                  to an account designated in writing by the Company to Metro at least two Business days prior to the Alternative Purchase Completion Date, an amount (the "Alternative Purchase Shares Purchase Price") equal to the product of 89,209 and the Alternative Purchase Shares Per Share Purchase Price;

                           (B) a certificate duly executed by Metro confirming
                  with respect to the Telegate Exchange Shares the representations and warranties set forth in Clause 16.8, 16.9 and 16.10; and

                  (ii) the Company shall deliver to Metro:

                           (A) under seal, one or more share certificates
                  representing the Telegate Exchange Shares registered in the name of Metro or, at Metro's request, Ligapart and bearing the legends set forth in Clause 10; and

                           (B) an opinion of counsel to the Company, in form and
                  substance reasonably satisfactory to Metro, that the Telegate Exchange Shares have been duly authorized and, assuming that they have been issued and paid for in accordance with the terms of this Agreement, have been validly issued and are fully paid and nonassessable.

                  3.4 Payment of Taxes and Expenses. (a) Except as otherwise provided herein, the Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of the Telegate Exchange Shares, unless such tax or charge is imposed by law upon Metro, in which case such taxes or charges shall be paid by Metro, who shall be reimbursed therefor by the Company, provided that in no case will the Company be liable for any Income Taxes of Metro or its Affiliates. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer arising out of the issuance of any share certificate for Telegate Exchange Shares in any name other than that of Metro or Ligapart, and in such case the Company shall not be required to issue or deliver any share certificate until such tax or other charge has been paid or satisfied or it has been established to the satisfaction of the Company that no such tax or other charge is due.

                  (b) Except as otherwise provided herein, Metro shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the transfer and delivery of the Telegate Shares, unless such tax or charge is imposed by law upon the Company, in which case such taxes or charges shall be paid by the Company, who shall be reimbursed therefor by Metro, provided that in no case will Metro be liable for any Income Taxes of the Company or its Affiliates. Metro shall not be required, however, to pay any tax or other charge imposed in connection with any transfer arising out of the issuance of any share certificate for Telegate Shares in any name other than that of the Company or a Subsidiary of the Company, and in such case Metro shall not be required to deliver any share certificate until such tax or other charge has been paid or satisfied or it has been established to the satisfaction of Metro that no such tax or other charge is due.

                  3.5 No Rights as Stockholder. Metro will not have any voting or other rights as a stockholder of the Company with respect to any Telegate Exchange Shares until the issuance to Metro of a share certificate or certificates representing the Telegate Exchange Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

                  3.6 Reservation and Authorization of Shares. The Company shall at all times reserve and keep available for issuance authorized but unissued Shares in the number of the Telegate Exchange Shares. The Telegate Exchange Shares when issued against receipt of the Telegate Shares or the Alternative Purchase Shares Purchase Price, as the case may be, as provided in this Clause 3, shall be duly and validly issued and fully paid and nonassessable.

                                    CLAUSE 4
                              THE ADDITIONAL OPTION

                  4.1 Additional Option. In consideration of the sum of $1 now paid by Metro to the Company (receipt of which the Company hereby acknowledges), the Company hereby grants to Metro, an option (the "Additional Option") to purchase, subject to the terms and conditions hereof, up to 17,934 Shares (the "Additional Option Shares") at a purchase price per Share of $315 (the "Additional Option Per Share Exercise Price").

                  4.2 Duration. The Additional Option shall terminate at 5:00 p.m., New York City time, on September 8, 1998 (the "Additional Option Termination Date"). In addition, if the Additional Option is exercised in part, the unexercised portion of such Option shall terminate immediately after giving effect to such partial exercise.

                  4.3 Exercisability. The Additional Option may be exercised on one occasion in whole or in part at any time on and after the date hereof, through and including the Additional Option Termination Date.

                  4.4 Manner of Exercise. (a) The Additional Option may be exercised by written notice to the Company given not fewer than ten and not more than 45 days prior to the Business Day on which such Option is to be exercised (the "Additional Option Completion Date"), specifying the Additional Option Completion Date and the percentage of the Additional Option Shares with respect to which such Option is being exercised (the "Additional Option Exercise Shares").

                  (b)  On the Additional Option Completion Date:

                  (i) Metro shall deliver to the Company:

                           (A) by wire transfer of immediately available funds
                  to an account designated in writing by the Company to Metro at least two Business days prior to the Additional Option Completion Date, an amount (the "Additional Option Aggregate Exercise Price") equal to the product of number of Additional Option Exercise Shares and the Additional Option Per Share Exercise Price;

                           (B) a certificate duly executed by Metro confirming
                  with respect to the Additional Option Exercise Shares the representations and warranties set forth in Clause 16.8, 16.9 and 16.10; and

                  (ii) the Company shall deliver to Metro:

                           (A) under seal, one or more share certificates
                  representing the Additional Option Exercise Shares registered in the name of Metro or, at Metro's request, Ligapart and bearing the legends set forth in Clause 10; and

                           (B) an opinion of counsel to the Company, in form and
                  substance reasonably satisfactory to Metro, that the Additional Option Exercise Shares have been duly authorized and, assuming that they have been issued and paid for in accordance with the terms of this Agreement, have been validly issued and are fully paid and nonassessable.

                  4.5 Payment of Taxes and Expenses. Except as otherwise provided herein, the Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of the Additional Option and the Additional Option Exercise Shares, unless such tax or charge is imposed by law upon Metro, in which case such taxes or charges shall be paid by Metro, who shall be reimbursed therefor by the Company, provided that in no case will the Company be liable for any Income Taxes of Metro or its Affiliates. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer arising out of the issuance of any share certificate for Exercise Shares in any name other than that of Metro or Ligapart, and in such case the Company shall not be required to issue or deliver any share certificate until such tax or other charge has been paid or satisfied or it has been established to the satisfaction of the Company that no such tax or other charge is due.

                  4.6 No Rights as Stockholder. Metro will not, as holder of the Additional Option, have any voting or other rights as a stockholder of the Company with respect to any Additional Option Shares until the exercise of the Additional Option and the issuance to Metro of a share certificate or certificates representing the Additional Option Exercise Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

                  4.7  Reservation and Authorization of Shares.  The
Company shall at all times reserve and keep available for issuance upon the exercise of the Additional Option such number of its authorized but unissued Shares as will be sufficient to permit the exercise in full of the Additional Option. All Shares issued upon exercise of the Additional Option and payment therefor, all in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable.


                                    CLAUSE 5
                               THE PARENT EXCHANGE

                  5.1 The Exchange Option. During the period from and including the date hereof through and including June 21, 1998, the Parent, the Company and Metro will negotiate in good faith the terms on which Metro would exchange the Subscription Shares and the Additional Option Shares and Telegate Exchange Shares, or its right to acquire the Additional Option Shares and the Telegate Exchange Shares, for Class A common shares, par value $.00457 per share, of the Parent ("Parent Shares"). None of the parties will have any obligations with respect to such an exchange unless and until they shall enter into definitive
agreements with respect thereto.


                                    CLAUSE 6
                                  THE METRO PUT

                  6.1 Metro Put. (a) In consideration of the sum of $1 now paid by Metro to the Company (receipt of which the Company hereby acknowledges), the Company hereby grants to Metro an option (the "Metro Put") to require the Company to purchase from Metro, subject to the terms and conditions hereof, at such purchase price per share as shall be determined in accordance with Clause 6.1(b) (the "Put Exercise Price"), any and all Subscription Shares, Telegate Exchange Shares, Additional Option Shares and Capital Call Shares issued to Metro and/or Ligapart (the "Put Shares").

                  (b) For the purposes of determining the applicable Put Exercise Price in respect of any exercise of the Metro Put, following delivery by Metro of a Put Exercise Notice (as defined in Clause 6.4(a)), the Company and Metro will cause the Equity Value as of December 31 of the year immediately preceding the year in which such Put Exercise Notice is given (the "Put Valuation Date") to be determined in accordance with Clause 9. The applicable Put Exercise Price in respect of such exercise of the Metro Put shall equal the quotient obtained by dividing the Equity Value as of such Put Valuation Date by the number of Shares Outstanding as of such Put Valuation Date.

                  (c) The Company may, at its option, pay the aggregate Put Exercise Price in respect of any exercise of the Metro Put in cash or Parent Shares or any combination of cash and Parent Shares. For the purposes of this Clause 6, the value of a Parent Share used to pay any portion of the Put Exercise Price in respect of any exercise of the Metro Put shall equal the average closing price (or, if no closing sale price is reported, the last reported sale price) of one Parent Share as reported by The NASDAQ National Market for the 30 trading days immediately preceding the Put Completion

Date (as defined in Clause 6.4(a)) for such exercise of the Metro Put. If the Company elects to exercise its option to pay any portion of the aggregate Put Exercise Price in respect of any exercise of the Metro Put in Parent Shares, the Company shall give written notice of such election to Metro not later than ten Business Days prior to the Put Completion Date for such exercise of the Metro Put.

                  6.2 Duration. The Metro Put shall terminate at 5:00 p.m. New York City time on June 10, 2005 (the "Metro Put Termination Date").

                  6.3 Exercisability. (a) The Metro Put may be exercised on one occasion in each calender year, commencing 2001, through and including the Metro Put Termination Date. On each occasion the Metro Put may be exercised with respect to a number of Put Shares up to, but not in excess of, one-third of the aggregate number of Subscription Shares, Telegate Exchange Shares, Additional Option Shares and Capital Call Shares issued to Metro and/or Ligapart. For the purposes of this Clause 6, with respect to any exercise of the Metro Put, such exercise shall be deemed to be first in respect of Subscription Shares, Telegate Exchange Shares and Capital Call Shares then owned by Metro and/or Ligapart and only to the extent that no such Shares remain, with respect to Additional Option Shares.

                  (b) Notwithstanding anything to the contrary in this Clause 6, the Metro Put may not be exercised with respect to any Put Shares if, on or prior to the Put Completion Date on which Metro or Ligapart seek to exercise the Metro Put with respect to such Put Shares, the Company shall have completed a bona fide public offering of Shares on a firm commitment basis pursuant to a registration statement filed under the Securities Act or other Applicable Securities Laws, which offering is underwritten by a syndicate of underwriters led by one or more underwriters at least one of which is an underwriter of nationally re cognized standing (an "IPO").

                  6.4 Manner of Exercise. (a) The Metro Put may be exercised by written notice (a "Put Exercise Notice") to the Company given on or prior to March 31 of the year in which the Metro Put is being exercised, specifying the number of Put Shares with respect to which the Metro Put is being exercised (the "Put Exercise Shares"). The completion of each exercise of the Metro Put shall be effected on the date (the "Put Completion Date") that is (i) if any portion of the Put Exercise Price is being paid in Parent Shares, the 15th Business Day after the Equity Value Determination Date in respect of such exercise of the Metro Put, or (ii) if no portion of the Put Exercise Price is being paid in Parent Shares, the fifth Business Day after the Equity Value Determination Date in respect of such exercise of the Metro Put.

                  (b)  On each Put Completion Date:

                  (i) Metro shall deliver to the Company:

                           (A) one or more share certificates representing the
                  Put Exercise Shares, accompanied by stock transfer forms or other instruments of transfer duly executed in blank, and duly stamped; and

                           (B) and in the event any portion of the Put Exercise
                  Price is paid in Parent Shares, a certificate duly executed by Metro confirming with respect to such Parent Shares the representations and warranties set forth in Clause 16.8, 16.9 and 16.10; and

                  (ii) the Company shall deliver to Metro:

                           (A) to the extent the Put Exercise Price is paid in
                  cash, immediately available funds to an account designated in writing by Metro to the Company at least two Business Days prior to the Put Completion Date;

                           (B) to the extent the Put Exercise Price is paid in
                  Parent Shares:

                                    (1) one or more share certificates
                           representing such Parent Shares registered in the name of Metro or, at Metro's request, Ligapart and bearing the legend set forth in Clause 10.1(a);

                                    (2) an opinion of counsel to the Parent, in
                           form and substance reasonably satisfactory to Metro, that such Parent Shares have been duly authorized and, assuming that they have been issued and the Put Exercise Shares delivered to the Company in accordance with the terms of this Agreement, have been validly issued and are fully paid and nonassessable.

                  (c) Notwithstanding anything to the contrary in this Clause 6, the provisions of this Clause 6.4(c) shall apply to any exercise of the Metro Put with respect to any Additional Option Shares. The Put Completion Date with respect to any Additional Option Shares shall be no earlier than the date that is 30 days after receipt by the Company of the related Put Exercise Notice. From and after such date through and including such Put Completion Date, Metro and the Company shall cooperate to find a third party satisfactory to the Company to purchase such Additional Option Shares for cash in an amount at least equal to the Put Exercise Price payable in respect of such Additional Option Shares on a date that is not later than such Put Completion Date. If the Company shall, on or prior to such Put Completion Date, give Metro written notice of a binding written offer of a third party (which notice shall include a copy of such offer) to purchase such Additional Option Shares for cash in such amount on such Put Completion Date, such third party shall purchase such Additional Option Shares on such Put Completion Date in lieu of the Company. If no such notice is given, or if such notice is given and such third party fails to so purchase such Additional Option

Shares, the Company shall purchase such Additional Option Shares on such Put Completion Date in accordance with Clause 6.4(b).

                  6.5 Payment of Taxes and Expenses. Except as otherwise provided herein, the Parent shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Parent Shares in payment of any portion of the Put Exercise Price, unless such tax or charge is imposed by law upon Metro, in which case such taxes or charges shall be paid by Metro, who shall be reimbursed therefor by the Parent, provided that in no case will the Company be liable for any Income Taxes of Metro or its Affiliates. The Parent shall not be required, however, to pay any tax or other charge imposed in connection with any transfer arising out of the issuance of any share certificate for Parent Shares in any name other than that of Metro or Ligapart, and in such case the Parent shall not be required to deliver any share certificate until such tax or other charge has been paid or satisfied or it has been established to the satis faction of the Parent that no such tax or other charge is due.

                  6.6 Registration Rights. (a) In the event that Metro and/or Ligapart shall receive any Parent Shares pursuant to Clause 6.4(b)(ii)(B), the Parent shall, in accordance with Clause 6.7, use its reasonable best efforts to
(a) cause to be filed with, and declared effective by, the Commission a Shelf Registration Statement covering such Parent Shares and (b) keep such Shelf Registration Statement continuously effective and the Prospectus included therein available for resales of such Parent Shares until the date (the "Registration Termination Date") that is the earlier to occur of (i) the second anniversary of the date of delivery of such Parent Shares to Metro and/or Ligapart and (ii) such time as all such Parent Shares shall have been sold pursuant to such Shelf Registration Statement or shall have ceased to be Registrable Parent Shares.

                  (b) Notwithstanding Clause 6.6(a), during any consecutive 365-day period, the Company may suspend availability of any Shelf Registration Statement and the Prospectus included therein for (i) up to two consecutive 30-day periods, if the Parent's Board of Directors determines in good faith that there is a valid purpose for such suspension and (ii) five additional, non-consecutive 3-day periods, if the Parent's Board of Directors determines in good faith that the Parent cannot provide adequate disclosure during such period due to circumstances beyond its control. Written notice of any such suspension shall be given promptly to Metro. In addition, neither Metro nor Ligapart shall sell any Parent Shares pursuant to any Shelf Registration Statement during any Lock-Up Period and the Parent shall not be required to maintain the availability of any Shelf Registration Station or the Prospectus included therein during such Lock-Up Period.

                  (c) Nothing shall prohibit the Parent from including in any Shelf Registration Statement Parent Shares held by Persons other than Metro and Ligapart that are required to be included therein pursuant to registration rights previously granted to such Persons.

                  6.7 Registration Procedures. If and whenever the Parent is required to effect the registration of any Registrable Parent Shares under the Securities Act pursuant to Clause 6.6, the Parent will:

                  (a) prepare and file with the Commission as soon as practicable a Shelf Registration Statement with respect to such Registrable Parent Shares and use its best efforts to cause such Shelf Registration Statement to become effective;

                  (b) until the Registration Termination Date, prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the Prospectus as may be necessary to keep such Shelf Registration Statement effective and to comply with the Securities Act and the rules and regulations thereunder with respect to the disposition of all Registrable Parent Shares covered by such Shelf Registration Statement;

                  (c) furnish to each Selling Holder such number of conformed copies of such Shelf Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such Shelf Registration Statement or Prospectus, and such other documents, as such Selling Holder may reasonably request;

                  (d) furnish to each Selling Holder a signed coun terpart, addressed to such Holder, of (i) an opinion of counsel for the Parent, dated the effective date of such Shelf Registration Statement and (ii) a "comfort" letter, dated the effective date of such Shelf Registration Statement, signed by the independent public accountants who have certified the Parent's financial statements included in such Shelf Registration Statement, covering substantially the same matters with respect to such Shelf Registration Statement (and the Prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten offerings of securities;

                  (e) promptly notify each Selling Holder (i) when or if the Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose and (iv) of the existence of any fact which makes any statement made in the Shelf Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Shelf Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

                  (f) if any fact contemplated by subclause (iv) of Clause 6.7(e) shall exist, prepare a supplement or post-effective amendment to the Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchaser of the Registrable Parent Shares the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not mislead ing;

                  (g) use reasonable efforts to obtain the with drawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible moment;

                  (h) cause all Registrable Parent Shares covered by such Shelf Registration Statement to be listed on each securities exchange or any automated quotation system on which Parent Shares are then listed; and

                  (i) give each Selling Holder and its under writers, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Shelf Registration Statement, each Prospectus included therein or filed with the Com-mission, and each amendment thereof or supplement thereto, and, upon reasonable notice and at reasonable times, each of them such access to its books and records and such opportunities to discuss the business of the Parent with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  Metro agrees to furnish and to cause Ligapart to furnish to the Parent such information regarding such Selling Holder and the distribution of its Registrable Parent Shares being registered as the Parent may from time to time reasonably request in writing, and to notify the Parent of any material change therein, and the Parent may exclude from registration the Registrable Parent Shares of any Selling Holder that fails to furnish such information within a reasonable time after receiving such request.

                  Metro agrees that, upon receipt of any notice from the Parent of the existence of any fact of the kind described in subclause (iii) or (iv) of Clause 6.7(e), Metro will forthwith discontinue, and/or forthwith cause Ligapart to discontinue, disposition of Registrable Parent Shares pursuant to the Shelf Registration Statement covering such Registrable Parent Shares until such Selling Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Clause 6.6(f), or until it is advised in writing by the Parent that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Parent, such Selling Holder will deliver to the Parent all copies, other than permanent file copies then in such Selling Holder's possession, of the Prospectus covering such Registrable Parent Shares current at the time of receipt of such notice.

                   6.8 Expenses. (a) All expenses incident to the Parent's performance of or compliance with Clauses 6.6 and 6.7 shall be borne by the Parent, including, but not limited to, all (i) registration and filing fees, including NASD fees and fees and expenses associated with filings required to be made with any national securities exchange or national computerized market system, (ii) fees and expenses of complying with securities or blue sky laws, including reasonable fees and disbursements of counsel effecting blue sky qualifications, (iii) word processing, duplicating and printing expenses, messenger and delivery expenses, and (iv) fees and disbursements of counsel for the Parent, of the Parent's independent public accountants (including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance), and of any Person, including special experts, retained by the Parent in connection with such performance and compliance.

                  (b) Notwithstanding Clause 6.8(a), each Selling Holder shall bear the following expenses in connection with any registration of Registrable Parent Shares: (i) all discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Parent Shares of such Selling Holder,
(ii) all legal and accounting fees and expenses of such Selling Holder and (iii) all taxes of such Selling Holder.


                                    CLAUSE 7
                               THE TWISTER OPTION

                  7.1 Twister Option. (a) In consideration of the sum of $1 now paid by the Company to Metro (receipt of which Metro hereby acknowledges), Metro hereby grants to RSL an option (the "Twister Option") to purchase from Metro and its controlled Affiliates, subject to the terms and conditions hereof and, in the case of the TCE Shares, the Twister Right of First Refusal, (i) all of the shares of TCE owned beneficially by Metro and its controlled Affiliates (the "TCE Shares"), at such aggregate price for the TCE Shares as shall be determined in accordance with Clause 7.1(c) (the "TCE Option Exercise Price"), and (ii) all of the shares of TS owned beneficially by Metro and its controlled Affiliates (the "TS Shares"), at such aggregate price for the TS Shares as shall be determined in accordance with Clause 7.1(d) (the "TS Option Exercise Price").

                  (b) For the purposes of determining the TCE Option Exercise Price and the TS Option Exercise Price, after receipt from the Company of a Twister Option Exercise Notice (as defined in Clause 7.4), Metro will promptly, and in no event later than the tenth Business Day after receipt of such Twister Option Exercise Notice, deliver to the Company a written statement certified by Metro's Chief Financial Officer setting forth, as of the date of such statement,
(i) the total number of shares of TCE outstanding on a fully-diluted basis (the "Fully-Diluted TCE Shares"), (ii) the number of the TCE Shares, (iii) the total amount invested by Metro and its Affiliates in TCE (the "Metro Invested Amount"), (iv) the total number of shares of TS outstanding on a fully-diluted basis (the "Fully-Diluted TS Shares") and (v) the number of the TS Shares.

                  (c) The TCE Option Exercise Price shall equal the product of
(i) the lesser of (A) CHF5,000,000 and (B) the Metro Invested Amount and (ii) the quotient obtained by dividing the number of the TCE Shares by the number of the Fully-Diluted TCE Shares.

                  (d) The TS Option Exercise Price shall equal the product of
(i) CHF800,000 and (ii) the quotient obtained by dividing the number of the TS Shares by the number of the Fully-Diluted TS Shares.

                  7.2 Duration. The Twister Option shall terminate at 5:00 p.m. New York City time on December 7, 1998 (the "Twister Option Termination Date").

                  7.3 Exercisability. The Twister Option may be exercised in whole, but not in part, at any time after the date hereof through and including the Twister Option Termination Date.

                  7.4 Manner of Exercise. (a) The Twister Option may be exercised by written notice (a "Twister Option Exercise Notice") to Metro given not fewer than ten and not more than 45 days prior to the Business Day on which the Company will exercise the Twister Option (the "Specified Twister Option Completion Date"). Promptly upon receipt of the Twister Option Exercise Notice, Metro shall give to the Right of Refusal Holder any notice thereof required under the Twister Right of First Refusal and shall give to the Company written notice specifying the earliest Business Day on which the exercise of the Twister Option may be completed consistent with the terms of the Twister Right of First Refusal, assuming that the Twister Right of First Refusal is not exercised, and shall thereafter give prompt written notice to the Company of any acceleration of such date (the "Earliest Twister Option Completion Date"). Subject to the exercise of the Twister Right of First Refusal, the exercise of the Twister Option shall be completed on the date (the "Twister Option Completion Date") that is the later to occur of (i) the Specified Twister Option Completion Date and (ii) the Earliest Twister Option Completion Date.

                  (b)  On the Twister Option Completion Date:

                  (i) the Company shall deliver to Metro:

                           (A) by wire transfer of immediately available funds
                  to an account designated in writing by Metro to the Company at least two Business days prior to the Twister Option Completion Date, an amount equal to the sum of the TCE Option Exercise Price and the TS Option Exercise Price;

                           (B) a certificate duly executed by the Company
                  confirming with respect to the Twister Shares the representations and warranties set forth in Clause 14.8, 14.9 and 14.10; and

                  (ii) Metro shall deliver to the Company:

                           (A) appropriate, duly executed, instruments of
                  transfer, complying with applicable laws, evidencing the transfer of the Twister Shares to the Company;

                           (B) a certificate duly executed by Metro confirming
                  with respect to the Twister Shares the representations and warranties set forth in Clause 16.7(a).

                  7.5 Payment of Taxes and Expenses. Except as otherwise provided herein, Metro shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the delivery of the Twister Shares pursuant to the Twister Option, unless such tax or charge is imposed by law upon the Company, in which case such taxes or charges shall be paid by the Company, who shall be reimbursed therefor by Metro, provided that in no case will Metro be liable for any Income Taxes of the Company or its Affiliates. Metro shall not be required, however, to pay any tax or other charge imposed in connection with any transfer arising out of the issuance of any share certificate for Twister Shares in any name other than that of the Company or a Subsidiary of the Company, and in such case Metro shall not be required to deliver any stock certificate until such tax or other charge has been paid or satisfied or it has been established to the satisfaction of Metro that no such tax or other charge is due.

                  7.6 No Transfers of Twister Shares. On and after the date hereof through and including the Twister Option
Termination Date, Metro and Affiliates shall not Transfer any Twister Shares.

                  7.7 Exercise of Twister Right of First Refusal. In the event that the Twister Right of First Refusal shall be exercised, Metro shall, or shall cause its controlled Affiliates to, divest the TS Shares and, from and after the exercise of the Twister Right of First Refusal, shall not support, and shall cause its controlled Affiliates not to support, the business of TCE or TS or their Affiliates.


                                    CLAUSE 8
                       CONTRIBUTIONS OF ADDITIONAL CAPITAL

                  8.1 Capital Call. The Company may from time to time request contributions of additional capital ("Capital Contributions") from its shareholders (the "Shareholders") in accordance with this Clause 8 (each such request, a "Capital Call"). If the Company shall make a Capital Call, each Shareholder shall be entitled to make a Capital Contribution in such amount as shall be determined in accordance with Clause 8.3 and to receive in consideration therefor such number of Shares ("Capital Call Shares") as shall be determined in accordance with Clause 8.4(c).

                  8.2 Capital Call Notice. If the Company determines to make a Capital Call, it shall deliver written notice (each, a "Capital Call Notice") to each Shareholder, specifying the aggregate amount of Capital Contributions requested by the Company (the "Capital Call Amount").

                  8.3 Allocation of Capital Contributions. Not later than the twentieth Business Day following receipt of a Capital Call Notice, each Shareholder shall deliver written notice (a "Call Acceptance") to the Company specifying the amount of the Capital Amount (the "Accepted Call Amount") for which such Shareholder desires to subscribe, which may be up to 100% of the Call Amount. Each Shareholder that timely delivers a Call Acceptance (each, a "Subscribing Shareholder") shall have the right, and the obligation, to deliver to the Company pursuant to Clause 8.4, a Capital Contribution in an amount (the "Subscribed Amount") equal to:

                  (a) the lesser of (i) such Subscribing Shareholder's Accepted Call Amount and (ii) an amount equal to the product of (A) the Capital Call Amount and (B) an amount (such Subscribing Shareholder's

         "Proportionate Share") equal to the quotient obtained by dividing the number of Shares owned beneficially by such Subscribing Shareholder by the aggregate amount of Shares owned beneficially by all Subscribing Shareholders;

         plus, if the amount of such Subscribing Shareholder's Accepted Call Amount exceeds the amount of such Subscribing Shareholder's Proportionate Share (the amount of such excess, such Subscribing Shareholder's "Additional Accepted Call Amount"),

                  (b) an amount equal to the product of (i) the amount, if any, by which the aggregate of the amounts, if any, by which the Proportionate Share of each Subscribing Shareholder exceeds the amount of such Subscribing Shareholder's Accepted Call Amount and (ii) an amount equal to the quotient obtained by dividing such Subscribing Shareholder Additional Accepted Call Amount by the aggregate Additional Accepted Call Amounts of all Subscribing Shareholders.

                  8.4 Completion of Capital Calls. (a) Not later than the twenty-fifth Business Day following delivery of a Capital Call Notice the Company shall deliver to each Subscribing Shareholder written notice specifying
(i) the Subscribed Amount of each Subscribing Shareholder, the aggregate amount of which shall, in no event, exceed the Capital Call Amount, and (ii) the date on which the completion of the Capital Call shall be effected, which shall be not fewer than 30 and not more than 45 Business Days following the date of such Capital Call Notice (the "Capital Call Completion Date").

                  (b)  On each Capital Call Completion Date:

                  (i) each Subscribing Shareholder shall deliver to the Company:

                           (A) by wire transfer of immediately available funds
                  to an account designated in writing by the

                  Company to such Subscribing Shareholder at least two Business days prior to such Capital Call Completion Date, an amount equal to such Subscribing Shareholder's Subscribed Amount; and

                           (B) a certificate duly executed by such Subscribing
                  Shareholder confirming with respect to such Subscribing Shareholder's Capital Call Shares (1) in the case of Metro, the representations and warranties set forth in Clause 16.8,
                  16.9 and 16.10 and (2) in the case of each other Subscribing Shareholder, representations and warranties to similar effect; and

                  (ii) the Company shall deliver to each Subscribing
         Shareholder:

                           (A) under seal, one or more share certificates
                  representing that number of Capital Call Shares determined in accordance with Clause 8.4(c) registered in the name of such Subscribing Shareholder (or, in the case of Metro, at Metro's request, Ligapart) and bearing the legends set forth in Clause 8; and

                           (B) an opinion of counsel to the Company, in form and
                  substance reasonably satisfactory to such Subscribing Shareholder, that such Subscribing Shareholder's Capital Call Shares have been duly authorized and, assuming that they have been issued and paid for in accordance with the terms of this Agreement, have been validly issued and are fully paid and nonassessable.

                  (c) The number of Capital Call Shares issuable to any Subscribing Shareholder on any Capital Call Completion Date shall be equal to the product of (i) the quotient obtained by dividing the amount of such Subscribing Shareholder's Subscribed Amount by the aggregate invested capital in the Company as of such Capital Call Completion

Date and (ii) the number of Shares Outstanding as of such Capital Call Completion Date.


                                    CLAUSE 9
                          DETERMINATION OF EQUITY VALUE

                  9.1 Preliminary Determination. Whenever a determination of the Equity Value is required pursuant to Clause 3.3 or Clause 6, each of the Company and Metro, at its own expense, shall promptly engage an internationally recognized investment banking firm (each, an "Appraiser") to determine the Equity Value and shall notify the other party in writing of such selection. Each of the Company and Metro shall cause its Appraiser to determine the Equity Value as of the applicable Put Valuation Date. Within 30 days after the later to occur of (a) the date on which the parties are required to engage their Appraisers and
(b) the date on which, as the case may be, audited financial statements of the Company as of and for the year ended December 31, 1999 (in the event the Alternative Purchase Valuation Date is December 31, 1999) or the applicable Put Valuation Date are available, or the date on which unaudited financial statements of the Company as of and for the six months ended June 30, 1999 (in the event the Alternative Purchase Valuation Date is June 30, 1999) are available, each of the Company and Metro shall provide the other with written notice (a "Valuation Notice") of the Equity Value determined by its Appraiser.

                  9.2 Final Determination. The Company and Metro shall cause the Appraisers to cooperate with each other to concur as to the Equity Value within ten days of receipt by each of the Company and Metro of a Valuation Notice from the other. Such determination of the Equity Value by the concurrence of the Appraisers shall be final and binding upon the parties, absent manifest error. If the Appraisers cannot concur as to the Equity Value within such ten-day period, the Company and Metro shall cause the Appraisers to select an independent and internationally recognized investment banking firm acceptable to both appraisers (the "Independent Appraiser") to resolve the dispute between the

Appraisers and determine the Equity Value. The fees and expenses resulting from the valuation by the Independent Appraiser shall be borne equally by each of the Company and Metro. The determination of the Equity Value by the Independent Appraiser shall be final and binding upon the parties, absent manifest error. No Appraiser or Independent Appraiser shall have any liability to the Company or Metro in connection with any determination of the Equity Value absent gross negligence or bad faith on the part of such Appraiser or Independent Appraiser.

                  9.3 Alternative Valuation. Notwithstanding the foregoing Clauses 9.1 and 9.2, upon any occasion that a provision of this Agreement requires the determination of the Equity Value, the parties hereto may agree to deem the Equity Value to be any amount determined by them in good faith, including, but not limited to, the Equity Value as of the last prior Valuation Date.


                                    CLAUSE 10
                          LEGENDS ON SHARE CERTIFICATES

                  10.1 Legends. Metro acknowledges that each certificate representing any Covered Shares, including, but not limited to, each certificate issued upon the transfer of any Covered Shares, shall bear each of the legends required pursuant to this Clause 10.1.

                  (a) With respect to any Covered Shares, unless such Covered Shares have been sold to the public pursuant to an effective registration statement under the Securities Act or Rule 144 under the Securities Act, or unless otherwise freely transferable without registration under the Securities Act, each certificate representing such Covered Shares shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE

                  SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND
                  EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS."

                  (b) Prior to the termination of the restrictions on transfer set forth in 10.1, each certificate representing Covered Shares (other than Parent Shares) shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCK SUBSCRIPTION, STOCK OPTION AND STOCKHOLDERS AGREEMENT, DATED AS OF JUNE 10, 1998, AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERRABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCK SUBSCRIPTION, STOCK OPTION AND STOCKHOLDERS AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."


                                    CLAUSE 11
                      RESTRICTIONS ON TRANSFER; COMPANY IPO

                  11.1 Restrictions on Transfer. Subject to Clause 11.2, neither Metro nor Ligapart shall effect any Transfer of the Additional Option or any Covered Shares (other than Parent Shares) without the prior written consent of the Company except (a) to the Company pursuant to the Metro Put and (b) to Metro's controlled Affiliates, provided that Metro or Ligapart, as the case may be, shall deliver or cause to deliver to the Company at the time of any such Transfer to a controlled Affiliate a duly executed written acknowledgment by such controlled Affiliate that such controlled Affiliate shall not effect any Transfer of the Additional Option or Covered Shares without the prior written consent of the Company except to Metro or a controlled Affiliate of Metro from which a similar duly executed written acknowledgment is received by the Company. In addition, neither Metro nor any of its controlled Affiliates shall effect any Transfer of any shares of capital stock of any controlled Affiliate of Metro that holds the Additional Option or any Covered Shares (other than Parent Shares), as a result of which Transfer such controlled Affiliate would cease to be a controlled Affiliate of Metro, without the prior written consent of the Company except to Metro or a controlled Affiliate of Metro from which the Company has received a duly executed acknowledgment that such controlled Affiliate is bound by the terms of this Clause 11.

                  11.2 Termination. The restrictions on Transfers under Clause
11.1 shall terminate with respect to the Covered Shares upon the consummation by the Company of an IPO.

                  11.3 Company IPO. In the event the Company shall determine to effect an IPO in which selling stockholders participate, Metro shall be entitled to include Covered Shares in such IPO on a pro rata basis with such other selling securityholders.


                                    CLAUSE 12
                           METRO RIGHTS AS STOCKHOLDER

                  12.1 Designation of Director. For so long as Metro and its controlled Affiliates beneficially own all of the Subscription Shares or Shares representing not less than 5% of the Shares Outstanding, Metro shall have the right to nominate one candidate for election to the Board of Directors of the Company (the "Board"). Metro may elect, at its option, not to have a designated director on the Board. In the event that Metro shall exercise its rights under this Clause 12.1, the Parent shall vote in favour of a slate of Directors which includes Metro's nominee pursuant to this Clause 12.1 or clause (a)(ii) of the first sentence of Clause 12.2. If clause (a)(i) of the first sentence of Clause
12.2 shall apply and a candidate nominated by Metro to fill any vacancy referred to therein shall not have been appointed to fill such vacancy within five Business Days of the Board having been given the name of such candidate by Metro pursuant to such clause (a)(i), then the Parent shall act by written consent, or call an Extraordinary General Meeting of shareholders of the Company, to fill such vacancy and pursuant to such written consent or at such Extraordinary General Meeting, as the case may be, vote to appoint Metro's nominee to fill such vacancy.

                  12.2 Amendment of Articles. In the event that a vacancy shall be created on the Board as a result of the death, resignation or removal (with or without cause) of a director nominated by Metro in accordance with Clause 12.1, (a) the Board shall within five Business Days of the creation of such vacancy request Metro to nominate a candidate to be appointed by such Board to fill such vacancy, (b) if such vacancy shall have been created immediately before or at the annual meeting of the Company, Metro shall have the right to nominate a candidate to fill such vacancy, Metro shall be entitled to provide for an alternate Director to attend any meeting of the Board at which the Director nominated by Metro is unable to attend. If required to give effect to the provisions of this Clause 12, the Articles of Association of the Company shall be amended in accordance with this Clause 12.2.

                  12.3 Additional Rights. (a) In the event that the Company shall issue Shares ("New Issue Shares") to any Person other than Metro or an Affiliate of Metro (a "New Issue Shares Purchaser") in a transaction the sole purpose of which is to issue Shares solely for cash consideration

(other than in an IPO), Metro shall have the right (the "Pre-emptive Right") to purchase, subject to the terms and conditions hereof, that number of Shares determined in accordance with Clause 12.3(b) (the "Pre-emptive Shares") at a purchase price per Share determined in accordance with Clause 12.3(c) (the "Pre-emptive Shares Per Share Purchase Price"). Notwithstanding the foregoing, the Pre-emptive Right shall terminate in the event that (i) Metro or any of its controlled Affiliates dispose (other than to Metro or a controlled Affiliate of Metro) of any Shares, (ii) Metro fails on any occasion to exercise the Pre-emptive Right or its right under Clause 3.3 to acquire the Telegate Exchange Shares (unless it has otherwise acquired the Telegate Exchange Shares) or its right under Clause 8 to acquire any Capital Call Shares, or (iii) the Additional Option shall expire unexercised.

                  (b) The number of the Pre-emptive Shares shall equal that number of Shares that, when taken together with the Shares owned by Metro and its Affiliates immediately prior to the issuance of the New Issue Shares, shall equal the same percentage of the Shares Outstanding on the Preemptive Share Purchase Completion Date (as defined in Clause (d)) after giving effect to the issuance of the New Issue Shares and the Pre-emptive Shares as Metro and its Affiliates held immediately prior to the issuance of such New Issue Shares and Pre-emptive Shares.

                  (c) The Pre-emptive Shares Per Share Purchase Price shall be an amount equal to the quotient obtained by dividing the aggregate cash consideration to be paid by the New Issue Shares Purchaser by the number of the New Issue Shares.

                  (d) The Company shall give Metro written notice of any proposed issue of New Issue Shares by specifying (i) the number of such New Issue Shares, (ii) the Aggregate Cash Consideration to be paid therefore and
(iii) the date on which the completion of the issuance of the New Issue Shares shall be effected, which shall be a Business Day that is not fewer than 30 and not more than 45 days following the date of such New Issue Share Notice (the "New Issue Shares Purchase Completion Date").

                  (e) In the event that Metro desires to exercise its right to purchase Pre-emptive Shares in connection with the issuance of such New Issue Shares, Metro shall give the Company written notice (a "Pre-emptive Share Notice") thereof not fewer than 10 days prior to the New Issue Shares Purchase Completion Date.

                  (f) If Metro shall timely deliver a Pre-emptive Share Purchase Notice, on the New Issue Share Purchase
Completion Date:

                           (i)      Metro shall deliver to the Company:

                           (A) by wire transfer of immediately available funds
                  to an account designated in writing by the Company to Metro at least two Business days prior to the New Issue Share Purchase Completion Date, an amount equal to the product of the number of the Pre-emptive Shares and the Pre-emptive Shares Per Share Purchase Price;

                           (B) a certificate duly executed by Metro confirming
                  with respect to the Pre-emptive Shares the representations and warranties set forth in Clause 16.8, 16.9 and 16.10; and

                  (ii) the Company shall deliver to Metro:

                           (A) under seal, one or more share certificates
                  representing the Pre-emptive Shares registered in the name of Metro or, at Metro's request, Ligapart and bearing the legends set forth in Clause 10; and

                           (B) an opinion of counsel to the Company, in form and
                  substance reasonably satisfactory to Metro, that the Pre-emptive Shares have been duly authorized and, assuming that they have been issued and paid for in accordance with the terms of this Agreement, have been validly issued and are fully paid and nonassessable.

                  12.4 Payment of Taxes and Expenses. (a) Except as otherwise provided herein, the Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of the Pre-emptive Shares or the Alternative Purchase Shares, unless such tax or charge is imposed by law upon Metro, in which case such taxes or charges shall be paid by Metro, who shall be reimbursed therefor by the Company, provided that in no case will the Company be liable for any Income Taxes of Metro or its Affiliates. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer arising out of the issuance of any share certificate for Pre-emptive Purchase Shares in any name other than that of Metro or Ligapart, and in such case the Company shall not be required to issue or deliver any share certificate until such tax or other charge has been paid or satisfied or it has been established to the satisfaction of the Company that no such tax or other charge is due.


                                    CLAUSE 13
                          METRO COVENANT NOT TO COMPETE

                  13.1 Non-Competition. On and after the date hereof through and including the first anniversary of the expiration of the term of the Services Agreement (the "Non-Compete Period"), Metro and its controlled Affiliates
(which shall not include Metro AG and controlled Affiliates) shall not operate or manage, or acquire any equity interest in, any telecommunications business which is engaged in telecommunications services of a type currently conducted by the Company and which competes with the Company, other than the businesses set forth in Schedule 13.1 (the "Specified Companies"), provided that Metro and its controlled Affiliates (a) may acquire less than 5% of the outstanding equity securities of a publicly traded company engaged in a competing business and (b) may make a passive equity investment in any private company, such equity interest not to exceed the greater of (i) 25% of the equity of such entity and (ii) $2,000,000. During the Non-Compete Period, Metro shall give the Company at least fourteen Business Days' prior written notice of any proposed joint ventures, investments or other arrangements by Metro with a telecommunications company, similar in nature to that contemplated by the Services Agreement, other than the joint ventures or arrangements with any Specified Company. The Company may, in its sole discretion, by written notice to Metro no later than the tenth Business Day after the Company's receipt of notice thereof, prohibit Metro from entering into such proposed arrangement. Notwithstanding anything to the contrary in this Clause 13.1, this Clause 13.1 shall not prohibit Metro's controlled Affiliates from marketing and selling products and services competitive with the products and services marketed and sold by the Company and its Affiliates.


                                    CLAUSE 14
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to Metro as follows:

                  14.1 Corporate Status; Subsidiaries. (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of England.

                  (b) Schedule 14.1(b) lists all of the Company's Subsidiaries. Each such Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                  14.2 Authorization, etc. The Company has full corporate power and authority to execute and deliver this Agreement and the Services Agreement and to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Services Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of the Company. This Agreement and the Services Agreement have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

                  14.3 Conflicts. The execution and delivery by the Company of this Agreement and the Services Agreement and the consummation by the Company of the transactions contem plated hereby and thereby, do not and will not conflict with, or result in any violation of or default under (or any event that, with notice or lapse of time or both, would constitute a default under), or give rise to any right of termination, cancellation or acceleration of any obligation or loss of material benefit under, or result in the creation of a Lien on any property or assets of the Company pursuant to, any provision of (a) the Memorandum or Articles of Association of the Company, (b) any mortgage, indenture, loan agreement, note, bond, deed of trust, other agreement, commitment or obligation for the borrowing of money or the obtaining of credit, lease or other agreement, contract, license, franchise, permit or instrument to which the Company is a party or by which it may be bound, or (c) any judgment, order, decree, law, statute, rule or regulation applicable to the Company, other than, in the case of clauses (b) or (c), any conflicts, violations, defaults, terminations, cancellations, accelerations, losses of benefits or Liens that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  14.4 Consents. Except for any Consents where the failure to obtain such Consents, either in any individual case or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, no Consent of any court, Governmental Entity or third person is required to be obtained by the Company in connection with the execution and delivery by the Company of this Agreement or the Services Agreement or the consummation by the Company of the transactions contemplated hereby and thereby.

                  14.5 Compliance with Laws. The businesses of the Company has not been, and is not being, conducted in violation of its internal policies and procedures or of any law, ordinance, regulation, judgment, order, decree, license or permit of any Governmental Entity, except for possible violations which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                  14.6 Litigation. There is no action, claim, suit, arbitration or proceeding pending or, to the Company's knowledge, threatened against the Company and there is no investigation pending or, to the Company's knowledge, threatened against the Company, in each case, before any court or Governmental Entity, that could have a Material Adverse Effect.

                  14.7 Capitalization. (a) As of the date hereof, the authorized capital of the Company is (pound)100,000 divided into 10,000,000 shares, par value (pound).01 per share, of which 1,000,000 are issued and are held by RSL Communications PLC. All of the issued Shares have been duly authorized and validly issued and are fully paid and nonassessable. The Subscription Shares and any Exercise Shares and Capital Call Shares to be issued and sold to Metro pursuant to this Agreement have been duly authorized and, when issued and sold to Metro in accordance with the terms of this Agreement, such shares will be validly issued, fully paid and nonassessable.

                  (b) Except as provided in this Agreement, there are no (i) preemptive or similar rights on the part of any holders of any class of securities of the Company; (ii) subscriptions, options, warrants, conversion, exchange or other rights, agreements or commitments of any kind obligating the Company to issue or sell, or cause to be issued and sold, any shares of capital stock of the Company or any securities convertible into or exchangeable for any such shares; or (iii) shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or to which the Company is bound relating to the voting, registration, transfer, purchase, redemption or other acquisition of any shares of the capital of the Company.

                  (c) Schedule 14.1(b) lists for each Subsidiary of the Company the percentage ownership of such Subsidiary held by the Company and its Subsidiaries. All issued and outstanding shares of capital stock of the Company's

Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable.

                  14.8 Investment Intention. In connection with any acquisition by the Company pursuant to this Agreement of the Telegate Shares or the Twister Option, the Company will confirm that it is acquiring the Telegate Shares or the Twister Shares, as the case may be, solely for its own account for investment and not with a view to or for sale in connection with any distribution thereof in contravention of the Securities Act or any Applicable Securities Laws. The Company further agrees that it will not, directly or indirectly, effect a Transfer or offer, or solicit offers, to effect a Transfer of any Telegate Shares or Twister Shares, except in compliance with the Securities Act, and the rules and regulations of the SEC thereunder, and in compliance with applicable state securities or "blue sky" laws and all other Applicable Securities Laws.

                  14.9 Ability to Bear Risk. The Company's financial situation is such that it can afford to bear the economic risk of holding the Telegate Shares and the Twister Shares for an indefinite period and the Company can afford to suffer the complete loss of its investment in the Telegate Shares and the Twister Shares.

                  14.10 Access to Information. The Company has been granted the opportunity to ask questions of, and receive answers from, representatives of Metro concerning the terms and conditions of the purchase of the Telegate Shares and the Twister Shares and the Company's knowledge and experience in financial and business matters is such that it is capable of evaluating the risks of its investment in the Telegate Shares and the Twister Shares.


                                    CLAUSE 15
                  REPRESENTATIONS AND WARRANTIES OF THE PARENT

                  The Parent represents and warrants to Metro as follows:

                  15.1 Corporate Status. The Parent is a corporation duly organized, validly existing and in good standing under the laws of Bermuda.

                  15.2 Authorization, etc. The Parent has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Parent. This Agreement has been duly executed and delivered by the Parent and constitutes the legal, valid and binding obligation of the Parent enforceable against the Parent in accordance with its terms.

                  15.3 Conflicts. The execution and delivery by the Parent of this Agreement and the consummation by the Parent of the transactions contemplated hereby, do not and will not conflict with, or result in any violation of or default under (or any event that, with notice or lapse of time or both, would constitute a default under), or give rise to any right of termination, cancellation or acceleration of any obligation or loss of material benefit under, or result in the creation of a Lien on any property or assets of the Parent pursuant to, any provision of (a) the Certificate of Incorporation, Memorandum of Association or Bye-Laws of the Parent, (b) any mortgage, indenture, loan agreement, note, bond, deed of trust, other agreement, commitment or obligation for the borrowing of money or the obtaining of credit, lease or other agreement, contract, license, franchise, permit or instrument to which the Parent is a party or by which it may be bound, or (c) any judgment, order, decree, law, statute, rule or regulation applicable to the Parent, other than, in the case of clauses (b) or (c), any conflicts, violations, defaults, terminations, cancellations, accelerations, losses of benefits or Liens that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  15.4 Consents. Except for any Consents where the failure to obtain such Consents, either in any individual case or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, no Consent of any court,

Governmental Entity or third person is required to be obtained by the Parent in connection with the execution and delivery by the Parent of this Agreement or the consummation by the Parent of the transactions contemplated hereby.

                  15.5 Compliance with Laws. The businesses of the Parent has not been, and is not being, conducted in violation of its internal policies and procedures or of any law, ordinance, regulation, judgment, order, decree, license or permit of any Governmental Entity, except for possible violations which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                  15.6 Litigation. There is no action, claim, suit, arbitration or proceeding pending or, to the Parent's knowledge, threatened against the Parent and there is no investigation pending or, to the Parent's knowledge, threatened against the Parent, in each case, before any court or Governmental Entity, that could have a Material Adverse Effect.

                  15.7 Registration Statement on Form S-4. The Parent's Registration Statement on Form S-4 (file no. 33349857), as amended by Amendment No. 1 to Registration Statement on Form S-4 and by Amendment No. 2 to Registration Statement on Form S-4 (the "Registration Statement"), was declared effective on May 12, 1998. As of the date hereof, the Registration Statement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    CLAUSE 16
                     REPRESENTATIONS AND WARRANTIES OF METRO

                  Metro represents and warrants to the Company and the Parent as follows:

                  16.1 Corporate Status. Metro is a corporation duly organized, validly existing and in good standing under the laws of Switzerland.

                  16.2 Authorization, etc. Metro has full corporate power and authority to execute and deliver this

Agreement and the Services Agreement and to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Services Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Metro. This Agreement and the Services Agreement have been duly executed and delivered by Metro and constitute the legal, valid and binding obligations of Metro enforceable against Metro in accordance with their respective terms.

                  16.3 Conflicts. The execution and delivery by Metro of this Agreement and the Services Agreement and the consummation by Metro of the transactions contemplated hereby and thereby, do not and will not conflict with, or result in any violation of or default under (or any event that, with notice or lapse of time or both, would constitute a default under), or give rise to any right of termination, cancellation or acceleration of any obligation or loss of material benefit under, or result in the creation of a Lien on any property or assets of Metro pursuant to, any provision of (a) the Organizational Documents of Metro, (b) any mortgage, indenture, loan agreement, note, bond, deed of trust, other agreement, commitment or obligation for the borrowing of money or the obtaining of credit, lease or other agreement, contract, license, franchise, permit or instrument to which Metro is a party or by which it may be bound, or
(c) any judgment, order, decree, law, statute, rule or regulation applicable to Metro, other than, in the case of clauses (b) or (c), any conflicts, violations, defaults, terminations, cancellations, accelerations, losses of benefits or Liens that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  16.4 Consents. Except for any Consents where the failure to obtain such Consents, either in any individual case or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, no Consent of or with any court, Governmental Entity or third person is required to be obtained by Metro in connection with the execution and delivery by Metro of this Agreement or the Services Agreement or the consummation by Metro of the transactions contemplated hereby and thereby.

                  16.5 Compliance with Laws. The businesses of Metro has not been, and is not being, conducted in violation of its internal policies and procedures or of any law, ordinance, regulation, judgment, order, decree, license or permit of any Governmental Entity, except for possible violations which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                  16.6 Litigation. There is no action, claim, suit, arbitration or proceeding pending or, to Metro's knowledge, threatened against Metro and there is no investigation pending or, to Metro's knowledge, threatened against Metro, in each case, before any court or Govern mental Entity, that could have a Material Adverse Effect.

                  16.7 Twister Shares; Telegate Shares. (a) As of the date hereof, the authorized share capital of each of TCE and TS is CHF100,000, all of which has been issued and is represented by 100 shares of CHF100,000 each, all of which are owned by Metro and its controlled Affiliates free and clear of any Liens other than the Right of First Refusal.

                  (b) The Telegate Shares represent 25%, on a fully diluted basis, of the share ownership of Telegate AG and are owned free and clear of any Liens by Metro and Walter Telemarketing und Vertrieb GmbH & Co. KG and Invision AG, controlled Affiliates of Metro. Metro has the authority to cause the Telegate Shares to be delivered in accordance with the provisions of Clause 3.

                  16.8 Investment Intention. Metro is acquiring the Subscription Shares and the Additional Option, and, in connection with the acquisition by Metro pursuant to this Agreement of any Covered Shares, Metro will confirm that it is acquiring such Covered Shares, solely for its own account for investment and not with a view to or for sale in connection with any distribution thereof in contravention of the Securities Act or any Applicable Securities Laws. Metro agrees that it will not, directly or indirectly, effect a Transfer or offer, or solicit offers, to effect a Transfer of the Additional Option or any of Covered Shares, except in compliance with the Securities Act, and the rules and regulations of the SEC thereunder, and in compliance with applicable state securities or "blue sky" laws and all other Applicable Securities Laws. Metro further agrees that it will not effect any Transfer of the Additional Option or any Covered Shares other than to the Company unless (a) (i) such Transfer is pursuant to an effective registration statement under the Securities Act, (ii) Metro shall have delivered to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the provisions of Section 5 of the Securities Act or (iii) a no-action letter from the SEC, reasonably satisfactory to counsel for the Company, shall have been obtained with respect to such Transfer and (b) such Transfer is in compliance with any Applicable Securities Laws.

                  16.9 Ability to Bear Risk. Metro's financial situation is such that it can afford to bear the economic risk of holding the Additional Option and the Covered Shares for an indefinite period and Metro can afford to suffer the complete loss of its investment in the Additional Option and the Covered Shares.

                  16.10 Access to Information. Metro has been granted the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the purchase of the Additional Option and the Covered Shares and Metro's knowledge and experience in financial and business matters is such that it is capable of evaluating the risks of its investment in the Additional Option and the Covered Shares.


                                    CLAUSE 17
                               CONDUCT OF BUSINESS

                  17.1 Conduct of Telecommunications Business. The Parent will conduct its telecommunications business (as currently conducted) in Europe exclusively through the Company and its Subsidiaries. The Parent will sell the Internet telephony services of Delta Three, Inc. ("Delta

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Three") in Europe (other than in Denmark) through the Company and its
Subsidiaries. Notwithstanding the foregoing, nothing in this Clause 17.1 shall prohibit Delta Three from selling its Internet telephony services in Europe through Persons other than Company and its Subsidiaries; provided, that, if it does so (other than pursuant to existing arrangements), then Delta Three and the Company shall arrange for the Company to be compensated for the lost opportunity resulting therefrom.


                                    CLAUSE 18
                                  MISCELLANEOUS

                  18.1 Expenses. Except as otherwise specifically provided for in this Agreement, each party hereto shall bear their respective expenses, costs and fees (including attorneys', auditors' and financing fees, if any) in connection with the transactions contemplated hereby and by the Escrow Agreement and the Services Agreement, whether or not the transactions contemplated hereby shall be consummated.

                  18.2 Notices. All notices and other communica tions made in connection with this Agreement shall be in writing. Any notice or other communication in connection herewith shall be deemed duly given (a) two Business Days after it is sent by express, registered or certified mail, return receipt requested, postage prepaid or (b) one Business Day after it is sent by overnight courier guaranteeing next day delivery, in each case, addressed as follows:


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                  (i)      if to the Company or the Parent, to:

                           RSL COM Europe, Ltd.
                           Victoria House
                           London Square
                           Cross Lanes
                           Guilford, Surrey, GU1 1UT
                           Telecopy:  011-44-1483-45-7735
                           Telephone: 011-44-1483-45-7300
                           Attention: Richard Williams

                           with copies to:

                           RSL Communications, Ltd.
                           c/o RSL Communications, N. America, Inc.
                           767 Fifth Avenue, Suite 4300
                           New York, NY 10153
                           Telecopy: 212-317-0600
                           Telephone: 212-317-1800
                           Attention: Avery S. Fischer, Esq.

                           Debevoise & Plimpton
                           875 Third Avenue
                           New York, NY 10022
                           Telecopy:   212-909-6836
                           Telephone: 212-909-6072
                           Attention: George E.B. Maguire, Esq.

                           Levinson Gray
                           9 Old Queen Street
                           Westminister
                           London SW1H 9JA
                           United Kingdom
                           Telecopy:  011-44-171-222-2563
                           Telephone: 011-44-171-222-2299
                           Attention:  Alan Levinson, Esq.

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

             (ii)          if to Metro, to:

                           Metro Holding AG
                           Neuhofstrasse 4
                           6340 Baar
                           Switzerland
                           Telecopy:  04-41-41-768-7579
                           Telephone: 04-41-41-768-7683
                           Attention:  Hugo Truetsch, Esq.

                           with copies to:

                           Epstein Becker & Green, P.C.
                           250 Park Avenue
                           New York, NY  10177
                           Telecopy:  212-661-0989
                           Telephone: 212-351-4500
                           Attention: Lowell S. Lifschultz, Esq.

                           Memery Crystal
                           31 Southampton Row
                           London WC1B 5HT
                           United Kingdom
                           Telecopy:  011-44-171-242-2058
                           Telephone: 011-44-171-242-5905
                           Attention:  Lesley Gregory, Esq.

or, in each case, at such other address as may be specified in writing to the other parties hereto. Any party may give any notice or other communication in connection herewith using any other means (including, but not limited to, per-sonal delivery, messenger service, telecopy, telex or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it is actually received by the individual for whom it is intended.

                  18.3 Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

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

                  18.4 Entire Agreement. This Agreement (including the Exhibits and Schedules referred to herein or delivered hereunder), together with the Services Agreement, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  18.5 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

                  18.6 Severability. If any provision, including any phrase, sentence, clause, section or subsection, of this Agreement is invalid, inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering such provisions in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

                  18.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING, BUT NOT LIMITED TO, AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF ENGLAND.

                  18.8 Jurisdiction and Venue. Each party to this Agreement expressly and irrevocably (a) consents that any legal action or proceeding against it under, arising out of or in any manner relating to, this Agreement may be brought in the courts of London, England having jurisdiction thereof, (b) consents and submits to personal jurisdiction of any such courts in any such action or proceeding, (c) consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to him, her or it by hand or by any other manner provided for in Section 18.2, (d) waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non coveniens or any similar basis, and (e) waives all rights, if any, to trial by jury with respect to any such action or proceeding. Nothing in this Section 18.8 shall affect or impair in any manner or to any extent the right of

                                       57
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any party to commence legal proceedings or otherwise proceed against any other party in any jurisdiction or to serve process in any manner permitted by law.

                  18.9 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

                  18.10 Assignment. This Agreement shall not be assignable by any party without the prior written consent of other parties. Any purported assignment in violation of this Clause 18.10 shall be void.

                  18.11 No Third Party Beneficiaries. Except as expressly provided herein, nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and each such party's respective heirs, successors and permitted assigns.

                  18.12 Amendment; Waivers, etc. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. The representations and warranties of the parties hereto shall not be affected or deemed waived by reason of any investigation made by or on behalf of any other party (including, but not limited to, by any of its advisors, consultants or representatives) or by reason of the fact that such other party or any such advisors, consultants or representatives knew or should have known that any such representation or warranty is or might be inaccurate.


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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement by their authorized representatives as of the date first above written.



                                        RSL COM EUROPE, LTD.


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:



                                        RSL COMMUNICATIONS, Ltd.


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:



                                        METRO HOLDING AG


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title: